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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               __________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2005




                             ABLE LABORATORIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                  001-11352                   04-3029787
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(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NUMBER)



                      1 ABLE DRIVE, CRANBURY, NJ          08512
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (609) 495-2800
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 7, 2005, Able Laboratories, Inc. ("Able") issued a press release announcing its financial results for its fourth quarter and the fiscal year ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            99.1 Press Release dated March 7, 2005, announcing financial results for the fourth quarter and the fiscal year ended December 31, 2004




                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ABLE LABORATORIES, INC.

                                           BY: /s/ Dhananjay G. Wadekar
                                               ----------------------------
                                               Dhananjay G. Wadekar
                                               Chief Executive Officer

Date:   March 10, 2005






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                                  EXHIBIT INDEX



Exhibit No.   Description
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99.1          Press Release dated March 7, 2005, announcing financial results for the fourth quarter and the fiscal year ended December 31, 2004

































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